Exhibit 99.1
SPSS: A Leader in Predictive Analytics

Safe Harbor Statement In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation, statements regarding the Company's expectations, beliefs, intentions or future strategies that are signified by the words "expects," "anticipates," "intends," "believes," "estimates" or similar language. All forward-looking statements included in this document are based on information available to the Company on the date hereof. The Company cautions investors that its business and financial performance and the matters described in these forward-looking statements are subject to substantial risks and uncertainties. Because of these risks and uncertainties, some of which may not be currently ascertainable and many of which are beyond the Company's control, actual results could differ materially from those expressed in or implied by the forward-looking statements. The potential risks and uncertainties that could cause results to differ materially include, but are not limited to: the Company's ability to predict revenue, the Company's ability to respond to rapid technological changes, a potential loss of relationships with third parties from whom the Company licenses certain software, fluctuations in currency exchange rates, the impact of new accounting pronouncements, increased competition and risks associated with product performance and market acceptance of new products. A detailed discussion of other risk factors that affect the Company's business is contained in the Company's Annual Reports on Form 10-K, particularly under the heading "Risk Factors." Copies of these reports are available from the Company upon request. The Company does not intend to update these forward-looking statements to reflect actual future events.

Investment Attributes Recognized leader in Predictive Analytics Strong well-known brand Emerging market opportunity Established sales momentum Growing profitability Solid balance sheet/cash flow

Who is SPSS? Producer of predictive analytic software tools and solutions Expertise in data about people Actions, Attributes and Attitudes 39 years of experience in delivering value to SPSS users CEO and CFO >70 years of combined experience Established global infrastructure Broad customer base 1,238 F/T employees (9/30/07) ~ 180 quota sales reps Proven telesales organization / Experienced field sales team

Who is SPSS? Total Revenue: FY 2006 - $261.5M ? 11% growth Nine Months 2007 - $211.4M ? 11% growth 3rd Quarter 2007 - $72.3M ? 12% growth New License Revenue: FY 2006 - $125.0M ? 16% growth Nine Months 2007 - $101.8M ?14% growth 3rd Quarter 2007 - $34.5M ? 15% growth Expanding Operating Margins: 2004 - 3% 2005 - 12% 2006 - 13% 1H07 / 9Mo'07 - 16% 3Q07 - 17%

Who is SPSS? Cash Flow from Operations: FY 2004 - $12.3M FY 2005 - $51.5M FY 2006 - $48.2M 9 Months '07 - $51.5M Cash Balance @ : December 31, 2004 - $37.1M September 30, 2007 - $297.1M Market cap: Dec. 2004 ~ $280M / Nov. 2007 ~ $700M

Diversified Revenue Stream 2006 Revenue by Category License 48% Maintenance 42% Services 10% 2006 Revenue by Region Americas 42% Europe 43% Pacific Rim 15%

Diverse Customer Base Academic #1 statistical software in U.S. campuses All of the top U.S. colleges and universities 75% of the top universities in Europe More than 100 text books SPSS analytical tools - standard at U.K. Universities Government & Non-Profit 19% Academic 21% Commercial 60% Commercial enterprises 95% of the FORTUNE 1000 companies 80% of the top global banks 80% of the top global life insurance companies All of the market research firms on the Honomichl Global 25 Government & non-profit organizations U.S. and all major foreign governments Law enforcement authorities around the world Every branch of the U.S. Military All 50 U.S. State governments 2006

Predictive Analytics Market Process Improvement Predictive Analytics SPSS SAS Predictive analytics connects data to effective action by drawing reliable conclusions about current conditions and future events. Gartner's definition Predictive analytics Fundamentally different than BI Technologies are different Skills required are different Vendors are different Project objectives are different Predictive projects Business process optimization Greater median ROI: 145% IDC defines market(1) Process Control Operational Systems IBM Oracle Chordiant SAP Business Intelligence Cognos Business Objects Hyperion Process Measurement Informatica IBM/Ascential IDC Study, 2003

Predictive Analytics Market Predictive analytics technology improves business processes: Automates decisions to meet business goals Achieves a measurable competitive advantage Provides visibility for key decision makers Predictive Analytics is fundamentally different than Business Intelligence: PA creates new value-added data-scores Data analytic heritage vs. database legacy SPSS PA has a people-data orientation Go-to-market methods are different

Growing Market Opportunity SPSS Products: Predictive Tools Predictive Deployment Solutions Advanced analytics growing at 11.6%(1) CRM analytic applications growing at 9.8% (1) SPSS Market Opportunity Compound Annual Growth Rate for 2005-2006; source 2006 IDC reports (2) 2006 full year revenue $261M less $26M of Services revenue

Predictive Analytics Demand Drivers 145% Median ROI for predictive analytics projects versus 89% median ROI from BI (1) 2007 software spending expected to increase 8% to $334 billion.(2) Companies offering value-added business process software expected to benefit the most from software spending trends in 2007 "When companies buy new software, it will be to fulfill new tasks, such as predicting business trends..." (3) IDC Study Forrester Research Wall Street Journal, January 2007

SPSS Strategy Lead the predictive analytics market: Build upon our expertise in people data Leverage survey technology to quantify people data Evolve predictive analytics core: Integrate predictive tools Deploy predictions into business systems

SPSS Competitive Strengths Strong brand Recognized expert in predictive technologies Broad existing customer base Pure play with products that are: more scalable easier to deploy and use and less expensive

The Predictive Enterprise Journey Growing base of customers moving from select tools to a broad base enterprise solution Combination of multiple products, deployment technology and services Predictive Analytics enlisted to optimize revenue enhancement, reduce costs improve customer satisfaction ROI from SPSS(1) 94% of customers achieved a positive ROI, payback in 10.7 months Over 90% of users attributed an increase in productivity to SPSS 81% of projects were deployed on time, 75% on or under budget Nucleus Research

SPSS: Financial Performance

5-Year Historical Revenue Year over Year Revenue Growth 8% 5% 11% (dollars in millions)

Growing New License Revenue (dollars in millions) Year over Year Revenue Growth 5% 12% 16%

Recent Financial Results - P&L 3Q07 vs. 3Q06 - 9 Months Ended

Expanding Operating Income and Margins Operating Margin % (8%) -% 3% 12% 13% Includes charges for share based compensation in 2004, 2005 and 2006 totaling $0.2 million, $0.5 million and $6.7 million, respectively. (dollars in millions)

*FY 2006 GAAP reported EPS includes 4Q non-cash income tax charge of $6.9 million ($0.34 per share) for the loss of certain tax attributes based on the Company's 2006 assessment of worldwide income tax audits. Improving Earnings Per Share Growth

Statement of Financial Position

Strong Cash Flows from Operations (dollars in millions) * *Beginning in 2006, tax benefit from share-based compensation is included in "Cash from Financing Activities" rather than "Cash Flows from Operations." ($0.6)

Recent Financial Results -P&L

Recent Financial Results Income/EPS/Cash Flow

2007 Guidance (1) Includes respectively, 4Q07 and Full Year charges of $0.09 and $0.14 for estimated $3.1 million and $5.0 million expense for restructuring costs and R&D facilities consolidation. FY 2007 assumes expected effective income tax rate of 39%. (2) 4Q and Full Year EPS guidance includes share-based compensation expense of $0.06 and $0.23, respectively. 4Q07 - Revenue $74M - $76M EPS (1)(2) $0.34 - $0.40 Implied Full Year - Revenue $285M - $287M EPS (1)(2) $1.50 - $1.56 EPS (excluding restructuring charges) - 4Q07 $0.43 - $0.49 Full Year $1.64 - $1.70

Operating Model

Investment Attributes Recognized leader in Predictive Analytics Strong well-known brand Emerging market opportunity Established sales momentum Growing profitability Solid balance sheet/cash flow

SPSS: A Leader in Predictive Analytics